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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 2, 1999 included in this Form 10-K, into the Operating Partnership's previously filed Registration Statements No.'s 333-51269, and 333-35997.




San Francisco, California                         ARTHUR ANDERSEN LLP
March 29, 1999